Exhibit 10.11

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of March     , 2007 between Chelsea Therapeutics International, Ltd., a Delaware corporation having a place of business at The Richardson Building, 13950 Ballantyne Corporate, Place Suite 325, Charlotte, NC 28277 (the “Company”), and the undersigned (the “Subscriber”).

RECITALS

WHEREAS, each of the Company and the Subscriber is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act;

WHEREAS, the Company desires to raise gross proceeds of up to $12,500,000 pursuant to the issuance and sale (the “Offering”) of (i) shares of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company (which shares of Common Stock shall be collectively referred to herein as the “Shares”), and (ii) and warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”);

WHEREAS, the Company and each of the other subscribers to this Offering are entering into this same form of Subscription Agreement on the date hereof;

WHEREAS, the Subscriber wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) up to that number of Shares that may be purchased for the Subscription Amount set forth below the Subscriber’s name on the signature page of this Agreement, and (ii) Warrants to acquire up to that number of additional shares of Common Stock equal to 30% of the number of Shares purchased by the Subscriber (rounded up to the nearest whole share) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively, the “Warrant Shares,” and the Shares, the Warrants and the Warrant Shares, collectively, the “Securities”); and

WHEREAS, Leerink Swann & Company (“Leerink”) is acting as placement agent (the “Placement Agent”) for the offer and sale of the Securities on a “best efforts” basis.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to terms defined in the introductory paragraph and the recitals to this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

“Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York, New York.

“Closing” means the closing of the purchase and sale of Shares and Warrants pursuant to this Agreement.

“Closing Date” shall have the meaning set forth in Section 2.1(c).

“Company Deliverables” shall have the meaning set forth in Section 2.2.

“Disclosure Materials” shall have the meaning set forth in Section 3.5.

“Environmental Laws” shall have the meaning set forth in Section 4.22.

“ERISA” shall have the meaning set forth in Section 4.23.

“Escrow Account” shall have the meaning set forth in Section 2.1(b).

“Escrow Agent” shall mean Mellon Trust of New England, N.A.

“Exchange Act” shall have the meaning set forth in Section 3.2.

“Final Prospectus” shall have the meaning set forth in Section 6.6(a).

“Hazardous Materials” shall have the meaning set forth in Section 4.22.

“Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.

“Indemnified Party” shall have the meaning set forth in Section 6.6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6.6(c).

“Material Adverse Effect” shall have the meaning set forth in Section 4.1.

“Material Permits” shall have the meaning set forth in Section 4.13.

“Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

“Proprietary Rights” shall have the meaning set forth in Section 4.8.

“Purchase Price” shall mean the last sale price of the Company’s Common Stock, as listed on the NASDAQ Capital Market, on the last trading day ended prior to the execution of this Agreement.

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act.

“Registrable Securities” shall mean the Shares and the Warrant Shares and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of such securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement, (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; or (ii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

“Registration Period” shall have the meaning set forth in Section 6.1.

“Registration Statement” shall have the meaning set forth in Section 6.1.

“SEC Filings” shall have the meaning set forth in Section 3.5.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

“Subscriber Deliverables” shall have the meaning set forth in Section 2.3.

“Subscription Amount” has the meaning set forth in Section 2.1.

“Subsidiary” shall mean, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company, such number of Shares of Common Stock equal to the quotient resulting from dividing (i) the aggregate purchase price for the Subscriber, as indicated below the Subscriber’s name on the signature page of this Agreement (the “Subscription Amount”) by (ii) the Purchase Price, rounded to the nearest whole Share. In addition, the Subscriber shall receive a Warrant to purchase a number of Warrant Shares equal to 30% of the number of Shares purchased by the Subscriber, as indicated below the Subscriber’s name on the signature page of this Agreement. The Warrants shall have an exercise price equal to 120% of the last sale price of the Company’s Common Stock, as listed on the NASDAQ Capital Market, on the date prior to the date of this Agreement, and shall be exercisable at any time prior to the fifth anniversary of the date of issuance; provided that the Warrants shall be callable by the Company prior to the fifth anniversary of the date of issuance if the volume weighted average price per share of the Common Stock exceeds $12.00, as adjusted for stock splits or combinations, for a period of 20 consecutive trading days.

(b) The Subscriber must complete and return a duly executed, unaltered copy of this Agreement (including without limitation the completed Accredited Investor Questionnaire and the Registration Rights Questionnaire included as Exhibits B-1 and B-2 hereto, respectively) to the Placement Agent. The Company and the Placement Agent shall each retain complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes the Subscriber’s signature. On or before the Closing Date, the Subscriber shall deposit the amount of readily available funds equal to the Subscriber’s Subscription Amount in a segregated escrow account (the “Escrow Account”) with the Escrow Agent by wire transfer of immediately available funds pursuant to the instructions provided on Exhibit D attached hereto.

(c) The Closing shall be held on the date three Business Days after the date of this Agreement or any other date and time designated by the Company, the Subscribers and the Placement Agent (such date being the “Closing Date”). The Closing shall occur at the offices of the Edwards, Angell, Palmer & Dodge, LLP, counsel to the Placement Agent, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. Upon satisfaction or waiver of all conditions to the Closing, the Placement Agent and the Company shall instruct the Escrow Agent to release the proceeds held in the Escrow Account to the Company, less fees and expenses due to the Placement Agent. Interest, if any, that has accrued with respect to the Subscription Amount while in escrow shall also be distributed to the Company at the Closing. In the event that a Subscriber’s Subscription Amount is returned for any reason, including if such subscription is rejected or there is no Closing, then the Subscriber will receive any interest actually accrued on the funds such Subscriber submitted.

(d) Promptly after Closing, the Company shall deliver, or cause to be delivered, a certificate or certificates, registered in such name or names as the Subscriber may designate, representing the Shares and Warrants purchased by the Subscriber hereunder, to the Subscriber’s mailing address indicated on the Accredited Investor Questionnaire included as Exhibit B-1 hereto.

2.2 Company Closing Deliveries. On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Subscriber the following (the “Company Deliverables”):

(a) this Agreement, duly executed by the Company; and

(b) a legal opinion of counsel to the Company, in substantially the form attached hereto as Exhibit C, executed by such counsel and addressed to the Subscriber (together with all other subscribers in the Offering) and the Placement Agent;

(c) a copy of the irrevocable instructions to the Company’s transfer agent to deliver, as soon as practicable but in any event within three Business Days of the Closing Date, a certificate evidencing the number of Shares purchased by the Subscriber hereunder; and

(d) a certificate in form satisfactory to the Placement Agent executed by the chief executive officer or chief financial officer of the Company as to the Company’s representations and warranties and covenants.

2.3 Subscriber Closing Deliveries. On or prior to the Closing, the Subscriber shall deliver or cause to be delivered to the Company the following (the “Subscriber Deliverables”):

(a) this Agreement, duly executed by the Subscriber;

(b) its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated below the Subscriber’s name on the signature page hereto by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Exhibit D attached hereto; and

(c) a fully completed and duly executed Accredited Investor Questionnaire and Registration Rights Questionnaire attached as Exhibits B-1 and B-2.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

The Subscriber hereby represents and warrants to the Company as of the date hereof and the Closing Date as follows:

3.1 Organization; Authority; No Conflicts.

(a) The Subscriber has full power and authority (corporate or otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (i) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (ii) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) If the Subscriber is purchasing the Securities in a fiduciary capacity for another Person, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other Person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and correct copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

(c) No authorization, approval, consent or license of any Person is required to be obtained for the purchase of the Securities by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule, regulation or law to which the Subscriber or any of its businesses or properties is subject.

3.2 Investment Intent. The Subscriber understands, acknowledges and agrees that the Securities have not been registered under the Securities Act in reliance upon a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, acknowledgments and covenants of Subscriber set forth herein. Accordingly, the Subscriber hereby represents that the representations, warranties, acknowledgments and covenants of Subscriber set forth herein are true and correct, the Subscriber will comply with the covenants set forth herein, and the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other Person in violation of the Securities Act. The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. The Subscriber has no current plans to effect a “change of control” of the Company, as such term is understood in Rule 13d-1 of the Securities Exchange Act of 1934 (the “Exchange Act”).

3.3 Subscriber Status and Qualifications.

(a) The Subscriber understands, acknowledges and agrees that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate its investment; (iii) in the event of a sale, transfer, assignment, shorting, hedging, or other “put equivalent position” or other disposition of the Securities, the Subscriber could sustain the loss of substantially all of its investment; (iv) since the Company has been a publicly traded company, the Company has not paid any dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future; and (v) the other risks set forth under “Risk Factors” and elsewhere in the SEC Filings.

(b) At the time the Subscriber was contacted by the Company or the Placement Agent with respect to the Offering, the Subscriber was an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. In addition, as indicated by the Subscriber’s responses to the questions contained in the Accredited Investor Questionnaire attached hereto as Exhibit B-1, the Subscriber is an “accredited investor” as of the date hereof and shall be as of the Closing Date.

(c) The Subscriber understands, acknowledges and agrees that: (i) the Subscriber is knowledgeable, sophisticated and has experience in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities and has prior investment experience; (ii) the Subscriber has carefully evaluated the risks of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk of an investment in the Securities and the potential loss of such investment.

3.4 Exempt Transaction.

(a) No Securities were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference to which the Subscriber was invited by any general solicitation or general advertising.

(b) The Subscriber understands, acknowledges and agrees that the Offering has not been reviewed, recommended or endorsed by the Commission or any state securities regulatory authority or other governmental body or agency, and that the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated under the Securities Act. The Subscriber shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom.

3.5 Access to Information.

(a) The Subscriber acknowledges that it has had an opportunity to review all registration statements, prospectuses and prospectus supplements, reports, schedules, forms, statements and other documents required to be filed by the Company pursuant to the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”). In addition, the Subscriber acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering of the Securities and the merits and risks of investing in the Securities, (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(b) The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or Affiliate of the Company other than as set forth in this Agreement or resulting from the Subscriber’s own independent investigation of the Disclosure Materials. The Subscriber understands and acknowledges that nothing in the Disclosure Materials provided to the Subscriber in connection with the subscription for the Securities or sale of the Securities constitutes investment, tax or legal advice. To the extent deemed necessary or advisable by the Subscriber in its sole discretion, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

3.6 Restrictions on Securities.

(a) The Subscriber understands that until such time as the Securities are registered pursuant to Article 6 hereof, the Securities will not be registered or available for sale in the public markets. The Subscriber understands and hereby acknowledges that the Company is under no obligation to assist the Subscriber in obtaining an exemption from various registration requirements, except as provided for in this Agreement, and that except as set forth in Article 6 hereof, the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws.

(b) The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

3.7 Offering Procedures; Restrictions.

(a) The Subscriber understands, acknowledges and agrees that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in each of their sole and absolute discretion, at any time before the Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber hereby authorizes and directs the Company to return, with any interest actually accrued, any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained by the Subscriber with the Placement Agent.

(b) The Subscriber understands, acknowledges and agrees with the Company that except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Person and its heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c) The purchase by the Subscriber of the Securities issuable to it at the Closing will not result in the Subscriber (individually or together with other Person with whom the Subscriber has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. The Subscriber does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(d) The Subscriber is not (nor an Affiliate of) an employee, consultant, officer or director of the Company.

3.8 Subscriber Information; Agreements.

(a) The address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

(b) The Subscriber understands, acknowledges and agrees that the representations, warranties and agreements of the Subscriber contained in this Agreement (including all exhibits and schedules hereto) and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct on the date hereof and as of the Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities. The Subscriber agrees that the Placement Agent shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein as if such representations, warranties and agreements were made or provided directly to the Placement Agent.

(c) The Subscriber acknowledges and agrees that if he or she is a natural person and is a Registered Representative of a National Association of Securities Dealers, Inc. (“NASD”) member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice.

3.9 Certain Trading Activity. Other than with respect to the transactions contemplated herein, since the earlier to occur of (i) the time that the Subscriber was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby and (ii) the tenth (10th) day prior to the date of this Agreement, neither the Subscriber nor any Affiliate of the Subscriber which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Subscriber’s investments or trading or information concerning the Subscriber’s investments, including in respect of the Securities, and (z) is subject to the Subscriber’s review or input concerning investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Subscriber or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any “short sales” involving the Company’s securities). Notwithstanding the foregoing, if the Subscriber and/or Trading Affiliate is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Subscriber ‘s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Subscriber’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement. The Subscriber has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

3.10 Placement Agent; Fees. The Subscriber agrees, acknowledges and understands that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Company will be using a portion of the proceeds of the Offering equal to 6.125% of the proceeds received by the Company at each Closing to pay for placement agent fees to the Placement Agent equal to 75% of such amount, and to pay others for other advisory services over time. The Placement Agent will also receive reimbursement of the reasonable, documented expenses (including reasonable legal fees) of the Placement Agent incurred in connection with the Offering (which reimbursement shall not exceed $75,000 in the aggregate). The Placement Agent will receive the commissions discussed above on all subsequent private financing transactions (other than by the Company) for a period of six months from the Closing Date.

3.11 No Commissions; No Reimbursement of Expenses. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Subscriber for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber. The Subscriber shall not be entitled to reimbursement of any expenses incurred by the Subscriber in connection with the Offering.

3.12 ERISA Plans. To the extend the Subscriber is an ERISA Plan (the “Plan”), the fiduciary Plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

3.13 Foreign Asset Control. The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.

(a) The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(b) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber, (2) any person controlling or controlled by the Subscriber, (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber, or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber, (2) any person controlling or controlled by the Subscriber, (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber, or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(d) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, (2) the Foreign Bank maintains operating records related to its banking activities, (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities, and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Subscriber as of the date hereof and the Closing Date that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to individually or in the aggregate, (a) adversely affect the legality, validity or enforceability of the Offering, (b) have a material adverse effect on the business, operations, conditions (financial or otherwise), assets, prospects or results of operations of the Company and its Subsidiaries (as defined below) as a whole or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (a), (b) or (c), a “Material Adverse Effect”).

4.2 Capitalization.

(a) The authorized capital stock of the Company consists of 50,000,000 shares of capital stock, of which 45,000,000 are designated Common Stock and 5,000,000 of which are designated preferred stock. As of March 2, 2007, there were 19,712,057 shares of Common Stock issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, and no shares of preferred stock outstanding. In addition, as of such date there were 5,929,049 shares of Common

[2]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Stock reserved for issuance pursuant to outstanding options and warrants. All of the securities issued by the Company have been issued in accordance with all applicable federal and state securities laws. Other than as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement that have not been complied with by the Company. The issuance and sale of the Securities will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth in the SEC Filings, the Company does not own, directly or indirectly, any stock, partnership interest, joint venture interest or any other equity interest in, or security issued by, any Person.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement or upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

4.3 Authorization; Enforceability. The Company has all power and authority (corporate or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken, and no further consent or action is required to be taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

4.4 No Conflict; Governmental and Other Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any Subsidiary thereof is bound, or of any provision of the certificate of incorporation or bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary thereof is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or any Subsidiary (as defined below) thereof where such violation, breach, default or imposition would reasonably be likely to result in a Material Adverse Effect.

(b) No material consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company or any Subsidiary thereof in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the Commission, the NASD, any stock exchange or quotation service and with any state or foreign blue sky or securities regulatory authority.

4.5 Litigation. There is no pending, or to the knowledge of the Company, threatened, legal or governmental proceedings to which the Company is a party which is reasonably expected to result in a Material Adverse Effect.

4.6 Accuracy of SEC Filings; No Material Misstatements. Since January 1, 2005, all registration statements, prospectuses and prospectus supplements, reports, schedules, forms, statements and other documents filed and/or required to be filed by the Company pursuant to the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, have been duly and timely filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and the rules and regulations thereunder, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and such reports did not contain (as of their respective dates) any untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if amended, as so amended. Since the date of the Company’s last SEC Filing there has occurred no event likely to have a Material Adverse Effect on the business or financial condition of the Company. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.7 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

4.8 Proprietary Rights. To the best of the Company’s knowledge, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trade names, corporate names, copyrights, trade secrets, licenses, inventions, formulations, technology and know-how and other intangible property used in the conduct of its business (the “Proprietary Rights”). Except as described in the SEC Filings, to the best of the Company’s knowledge, the Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company’s knowledge, neither the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties. To the best of the Company’s knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred with respect to any products currently under development by the Company or with respect to the conduct of the Company’s business as currently contemplated, unless such infringement, illicit copying, misappropriation or violation would not result in a Material Adverse Effect. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee’s best efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted or as proposed to be conducted.

4.9 Taxes. The Company (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction.

4.10 No Integration. To the Company’s knowledge, there exists no fact or set of facts which may cause the Offering to be integrated with any other offering of the Company’s securities or which would cause this Offering to lose its exemption under Regulation D.

4.11 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

4.12 Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as is not expected to have a Material Adverse Effect.

4.13 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit. This representation does not extend to approvals by regulatory agencies, such as the Food and Drug Administration, relating to the sale of Company’s product candidates.

4.14 Title to Assets. The Company and the Subsidiaries have good and marketable title to all real and personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of any material liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases as to which the Company and the Subsidiaries are in material compliance.

4.15 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including directors and officers insurance.

4.16 Transactions with Affiliates and Employees. Except as set forth in the SEC Filings, none of the officers or directors of the Company or, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity (other than the Placement Agent) in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

4.17 Internal Accounting Controls. Each of the Company and the Subsidiaries is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 that are presently applicable to it. The Company maintains a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.18 No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Subscriber and certain other “accredited investors” within the meaning of Rule 501(a) under the Securities Act.

4.19 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) that is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.20 Indebtedness. The Company has not materially increased its indebtedness from that disclosed in its latest SEC Filings, except debt incurred in the ordinary course of business.

4.21 Additional Covenants of the Company. Until the earlier of the Closing Date and the termination of this Agreement, the Company will not issue or sell any securities to any party, other than (i) the issuances and sales contemplated by this Agreement, and (ii) pursuant to the Company’s 2004 Stock Plan and previously issued warrants, options and convertible securities.

4.22 Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

4.23 Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement nor does it employ any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Filings, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees. The Company is in compliance with ERISA in all material respects with all its employee benefits plans.

4.24 Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

ARTICLE V

CONDITIONS TO CLOSING

5.1 Conditions Precedent to Obligations of the Company and the Subscriber. The obligations of the Company and the Subscriber to the complete the transactions contemplated by this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

(a) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(b) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

5.2 Conditions Precedent to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities to the Subscriber at Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such sale and issuance shall have been performed or complied with in all material respects.

(c) Subscriber Deliverables. The Company shall have received the Subscriber Deliverables in accordance with Section 2.3.

5.2 Conditions Precedent to Obligations of the Subscriber. The Subscriber’s obligation to purchase the Securities at Closing is subject to the fulfillment on or prior to Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article 4 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c) Company Deliverables. The Subscriber shall have received the Company Deliverables in accordance with Section 2.2.

ARTICLE VI

REGISTRATION RIGHTS

6.1 Required Registration. Subject to the terms, conditions and limitations set forth herein, the Company will use its best efforts to (i) file a registration statement (the “Registration Statement”) covering the resale of all of the Registrable Securities with the Commission on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) within 30 days following the Closing Date, (ii) use its best efforts to have such Registration Statement declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the date which is

120 days after the Closing Date, and (iii) cause such Registration Statement to remain effective until the earliest of (A) the date on which the Subscriber may sell all the Shares and the Warrant Shares then held by the Subscriber without restriction pursuant to Rule 144(k) of the Securities Act and (B) such time as all Securities held by the Subscriber and registered under the Registration Statement have been sold (1) pursuant to a registration statement, (2) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, and/or (3) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale (the “Registration Period”). To the extent permissible, such Registration Statement also shall include, or subsequently be amended to include, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

6.2 Damages. In the event the Company has not filed the Registration Statement within 30 days of the Closing Date, then in addition to any other rights the Holders may have hereunder or under applicable law: (x) within five business days after the 30-day anniversary of the Closing Date, the Company shall pay to the Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to this Agreement for any Registrable Securities then held by such Holder (but excluding any amount paid upon the exercise of Warrants); and (y) within five business days of each monthly anniversary thereof (if the Company has not filed the Registration Statement) until the Registration Statement is filed, the Company shall pay to the Holder an amount in cash, as partial liquidated damages and not as a penalty, 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the filing of the Registration Statement, and shall be limited to an aggregate maximum of 10% of the aggregate purchase price paid by the Holder pursuant to this Agreement.

6.3 Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

6.4 Registration Procedures. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period;

(b) advise the Holders as soon as practicable

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective,

(ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose,

(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

(iv) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

(c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements, all exhibits (including those incorporated by reference) and schedules, if the Holder so requests in writing;

(e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request, and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(f) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

(g) to the extent permitted under applicable rules and regulations promulgated under the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders request;

(h) upon the occurrence of any event contemplated by Section 6.4(b)(iv) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to holders of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(i) use its best efforts to comply with all applicable rules and regulations of the Commission.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (i) of this Section 6.4, that the Holder shall furnish to the Company such information regarding itself, the Securities to be sold by the Holder and the intended method of disposition of such Securities as shall be requested in writing by the Company or the Placement Agent and required to effect the registration of the Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

6.5 No Right to Action. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

6.6 Indemnification.

(a) To the fullest extent permitted by law, the Company shall indemnify each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, with respect to (i) any registration, qualification or compliance effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any amendment or supplement thereof, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, and will reimburse each Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company will not be liable in any such case to the extent (but only to the extent) that any such claim, loss, damage, liability or action arises out of, relates to or is based upon: (A) any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement or prospectus; or (B) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities. Notwithstanding the foregoing, the Company will not be liable in any such case where the claim, loss, damage, liability or action arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates primarily to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 promulgated under the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling Person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished by the Holder to the Person or entity asserting the loss, liability, claim, damage or at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim, damage or action.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement or prospectus. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder from the sale of its Registrable Securities, except in the event of fraud by such Holder or intentional misrepresentation by such Holder.

(c) Each party entitled to indemnification under this Section 6.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.6(d) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.6(d). The amount paid or payable by an Indemnified

Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 6.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 6.6(d) hereof. Notwithstanding the provisions of this Section 6.6(d), in no event shall a Holder be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.7 Suspension of Registration Rights.

(a) Each Holder agrees that, upon receipt of any notice from the Company of (i) the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof or (ii) that the Board of Directors has determined in good faith that offers and sales pursuant to the prospectus forming part of the Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a Material Adverse Effect, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 6.2 until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the Commission by the Company, any such prospectus to be forwarded promptly to the Holder by the Company, and, if so directed by the Company, each Holder shall destroy or deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that the Company may suspend the disposition of Registrable Securities pursuant to the Registration Statement pursuant to clause (ii) above for the shortest reasonable period in the circumstances, not more than one time (not to exceed 45 days) during any six-month period, nor more than two times (not to exceed 90 days each) in any twelve-month period.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 6, including the information required by the Registration Rights Questionnaire attached hereto as Exhibit B-2.

(c) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements under the Securities Act as applicable to it in connection with sale of Registrable Securities pursuant to a Registration Statement.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the Registration Period, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement that remain unsold, and such Holders shall notify the Company of the number of shares registered that remain unsold immediately upon receipt of such notice from the Company.

6.8 Company Information; Filings. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission that at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

6.9 Assignment. The right to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; (iii) such transferee agrees in writing with the Company to be bound by and comply with the terms and provisions of this Agreement; (iv) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D; and (v) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 6.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, any such transfer or attempted transfer, and any such transfer or attempted transfer shall be null and void.

6.10 Listing. The Company shall use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

6.11 Rights of Third Parties. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities.

6.12 Piggyback Rights. If at any time during the period during which the Company is required to maintain the effectiveness of the Registration Statement, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

6.13 Waiver; Amendment. With the written consent of the Company and the Holders holding at least 80% of the Registrable Securities that are then outstanding, any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

ARTICLE VII

MISCELLANEOUS

7.1 Right to Reject Subscription. The Company and the Placement Agent reserve the right to reject the subscription made hereby in whole or in part in each of their sole discretion. Unless terminated earlier in the Placement Agent or the Company’s sole discretion, the Offering will expire on April 30, 2007 (as such date may be extended by agreement of the Placement and the Company in their sole discretion without notice to the Subscribers for an additional 60 days), if the conditions to closing set forth in Article 5 have not been satisfied or waived by such time.

7.2 Notices. All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail transmission, as follows:

If to the Company:	Chelsea Therapeutics International, Ltd.
The Richardson Building
13950 Ballantyne Corporate Place
Suite 325
Charlotte, NC 28277
Facsimile: (704) 752-1479
Attn: Chief Financial Officer
Email: Nick.Riehle@ChelseaRx.com

With a copy to:	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail Suite 300 Raleigh, NC 27607-7506
Facsimile: (919)781-4865
Attn: Jeffrey M. Smith, Esq.
Email: jsmith@wyrick.com

If to a Subscriber, at such address as such Subscriber shall have provided in writing to the Company or such other addresses as such Subscriber furnishes by notice given in accordance with this Section or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.3 Amendment. Except as provided in Section 6.11 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

7.4 Successors; Assigns. Subject to the provisions of Section 6.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

7.5 Binding Obligation. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription, enter into similar agreements with other subscribers and to add and/or delete other Persons as subscribers.

7.6 Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

7.7 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.8 Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.9 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.10 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.11 Public Disclosures.

(a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law or court order and to satisfy its obligations under Article 6.

7.12 Brokers. The Subscriber represents and warrants that it has neither engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such Person acting on behalf of the Subscriber hereunder.

7.13 Entire Agreement. This Agreement (including all exhibits, schedules and amendments hereto) (i) constitutes the entire Agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and (ii) is not intended to confer upon any other Person other than the parties hereto any rights or remedies hereunder (except for the holders of Registrable Securities as set forth in Article 6).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective signatories as of the date first indicated above.

Name of Subscriber:_________________________

By:
Name:
Title:

Subscription Amount: $____________________

Acknowledged and Accepted:

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:
Name:
Title:

[Signature page to Subscription Agreement]

EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Warrant for the Purchase of Shares of

Common Stock

No. 2007 - [ ]	__________Shares

FOR VALUE RECEIVED, CHELSEA THERAPEUTICS INTERNATIONAL, LTD., a Delaware corporation (the “Company”), hereby certifies that [                                                             ], its designee or its permitted assigns is entitled to purchase from the Company, at any time or from time to time commencing on March [    ], 2007 and prior to 5:00 P.M., New York City time, on March [    ], 2012 (the “Exercise Period”), [                                    ] fully paid and non-assessable shares of common stock, $0.0001 par value per share, of the Company for a purchase price per share of $[            ] [**120% of Purchase Price**]. Hereinafter, (i) said common stock, $0.0001 par value per share, of the Company, is referred to as the “Common Stock”; (ii) the shares of the Common Stock (subject to adjustment as set forth herein) purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the “Warrant Shares”; (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the “Aggregate Warrant Price”; (iv) the price payable (initially $[        ] per share subject to adjustment as set forth herein) for each of the Warrant Shares hereunder is referred to as the “Per Share Warrant Price”; (v) this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the “Warrants”; (vi) the holder of this Warrant is referred to as the “Holder” and the holders of this Warrant and all other Warrants and Warrant Shares are referred to as the “Holders” and Holders of more than fifty percent (50%) of the Warrant Shares then issuable upon exercise of then outstanding Warrants are referred to as the “Majority of the Holders”; and (vii) the then Current Market Price per share of the Common Stock (the “Current Market Price”) shall be deemed to be the average closing sale price of the Common Stock for the ten (10) Trading Days (as defined below) immediately prior to such date or, in case no such reported sales take place on such days, the average of the last reported bid and asked prices of the Common Stock on such days, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing sale prices of the Common Stock as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the closing share prices for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Company’s Board of Directors. A “Trading Day” shall mean any day on which shares of the Company’s Common Stock are sold on the respective exchange.

This Warrant is one in a series of related warrants constituting in the aggregate Warrants to purchase [                    ] Warrant Shares, which were originally issued pursuant to a Subscription Agreement (the “Subscription Agreement”) between the Company and the investor named therein in connection with a private placement by the Company of its securities completed on March [__], 2007. The Aggregate Warrant Price is not subject to adjustment. Terms used but not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.

1. Exercise of Warrant.

(a) This Warrant may be exercised in whole at any time, or in part from time to time, by the Holder during the Exercise Period.

(i) by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in subsection 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of, or wire transfer of immediately available funds to, the Company.

(ii) If at the time of the exercise of this Warrant there is no effective registration statement (that the Holder may use) covering the resale of the Warrant Shares, then this Warrant may also be exchanged at such time, in whole or in part, by the surrender of this Warrant (with the cashless exercise form at the end hereof duly executed) (a “Cashless Exercise”) at the address set forth in subsection 10(a) hereof. Such presentation and surrender shall extinguish the Holder’s obligation to pay the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price and the Per Share Warrant Price, and the denominator of which shall be the then Current Market Price.

(b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant in connection with the exercise of this Warrant pursuant to the terms hereof, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled upon such exercise and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof, if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2

2. Reservation of Warrant Shares; Listing. The Company agrees that, prior to the expiration of this Warrant, the Company shall at all times (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (b) use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the Nasdaq Capital Market and any other national securities exchange upon which the Company hereafter lists its Common Stock.

3. Certain Adjustments.

(a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to all holders of shares of Common Stock by reason of their ownership thereof evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in subsection 3(b) (any such non-excluded event being herein called a “Special Dividend”)), the Per Share Warrant Price shall be adjusted (effective immediately prior to such issuance or distribution but after the record date for such issuance or distribution) by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the Current Market Price in effect on the record date for such issuance or distribution less the fair market value (as determined in good faith by the Company’s Board of Directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be the Current Market Price in effect on the record date for such issuance or distribution. An adjustment made pursuant to this subsection 3(a) shall become effective immediately prior to the payment date but after the record date of any such Special Dividend. If such evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend is not consummated in full, the Per Share Warrant Price shall be readjusted accordingly.

(b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine or reverse-split its outstanding shares of Common Stock into a smaller number of shares, then the Per Share Warrant Price and the number of Warrant Shares shall forthwith be proportionately decreased and increased, respectively, in the case of a subdivision, distribution or stock dividend, or proportionately increased and decreased, respectively, in the case of a combination or reverse stock split. The Aggregate Warrant Price payable for the then total number of Warrant Shares available for exercise under this Warrant shall remain the same. Adjustments made pursuant to this subsection 3(b) shall become effective on the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision or combination. If such dividend, distribution, subdivision or combination is not consummated in full, the Per Share Warrant Price and Warrant Shares shall be readjusted accordingly.

(c) In case of any capital reorganization or reclassification of capital stock of the Company, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation (and the Company shall not be deemed the survivor if the stockholders of the Company prior to the transaction do not own a majority of the voting securities of the Company after such transaction), or in case of any sale, transfer, conveyance or other disposition to another entity of all or substantially all of the assets of the Company, the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale, conveyance or other disposition had this Warrant been exercised immediately prior to the effective date of such reorganization,

3

reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than twenty (20) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.0001; provided, however, that any adjustments which by reason of this subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution, if any, to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations under this Section 3 shall be made to the $0.0001 or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(e) Whenever the Per Share Warrant Price or the number of Warrant Shares is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such statement to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested in writing by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares in effect after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

(f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, the Company shall mail notice thereof to the Holders of the Warrants not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

(g) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine, in good faith, the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

4

(h) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of the adjustments set forth in this Section 3 then, in each such case, the Board of Directors of the Company shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein.

4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, subject to compliance by the Holder with the terms hereof, at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal imposed by any agreement to which the Company is a party, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company shall pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

5. Registration Under Securities Act.

(a) The Holder shall have the right to participate in the registration rights granted to purchasers of the securities of the Company pursuant to Article 6 of the Subscription Agreement with respect to any Warrant Shares held by the Holder. By acceptance of this Warrant, the Holder agrees to comply with the provisions in Article 6 of the Subscription Agreement to same extent as if it were a party thereto.

(b) Until all of the Warrant Shares have been sold under a Registration Statement or pursuant to an exemption from registration under the Securities Act, including pursuant to Rule 144, so long as the Company’s Common Stock remains registered under the Exchange Act, the Company shall use its commercially reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Securities Act.

6. Investment Intent; Limited Transferability.

(a) By accepting this Warrant, the Holder represents to the Company that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available. The Holder further represents to the Company, by accepting this Warrant, that it has full power and authority to accept this Warrant and make the representations set forth herein.

5

(b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees, by acceptance of this Warrant, that this Warrant and any such securities issuable under this Warrant will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the registration requirements of the Securities Act.

(c) In addition to the limitations set forth in Section 1 and in accordance with the legend on the first page hereof, this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act and the applicable state securities “blue sky” laws, and is so transferable only upon the books of the Company which the Company shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as it appears on the Company’s books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Holder of this Warrant. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder unless, in each case, otherwise prohibited by applicable law.

(d) The Holder has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Warrants or the exercise of the Warrants; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(e) The Holder did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar, meeting or investor or other conference to which the Holder was invited by any general solicitation or general advertising.

(f) The Holder is an “accredited investor” within the meaning of Regulation D under the Securities Act. Such Holder is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of the Subscription Agreement and this Warrant, at all times to sell or otherwise dispose of all or any part of such Warrants and Warrant Shares.

(g) Either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), such Holder has the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Subscription Agreement. The Holder, by its acceptance of this Warrant, represents to the Company that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant. Holder also represents it has not been organized for the purpose of acquiring this Warrant.

6

7. Optional Redemption.

(a) In the event that the volume weighted average price of the Company’s Common Stock as reported on Nasdaq for any twenty (20) consecutive Trading Days is at least $12.00 per share (subject to adjustment for any stock splits, combinations, or similar events with respect to the Common Stock after the original issuance date of this Warrant) (the “Redemption Price”), the Company shall be entitled to redeem all, but not less than all, of the Warrants at a per Warrant redemption price of $0.0001, by providing sixty (60) business days’ written notice (the “Notice Period”) to the Holders. For the avoidance of doubt, this Warrant may be exercised in whole at any time, or in part from time to time, by the Holder during the Notice Period in accordance with Section 1 hereof. The Holder agrees to return the certificate representing the redeemed Warrants to the Company upon their redemption (or evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant in accordance with Section 8 hereof).

(b) Notwithstanding Section 7(a) hereof, for so long as any Warrant Shares are not subject to a registration statement declared effective by the Commission or are not otherwise permitted to be immediately sold, in whole, pursuant to an exemption to registration for such resale, including pursuant to Rule 144 of the Securities Act, the Company shall not be entitled to exercise its redemption rights pursuant to Section 7(a) above.

8. Loss, etc., of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

10. Communication. No notice or other communication under this Warrant shall be effective or deemed to have been given unless, the same is in writing and is mailed by first-class mail, postage prepaid, or via recognized overnight courier with confirmed receipt, addressed to:

(a) the Company at Chelsea Therapeutics International, Ltd., 13950 Ballantyne Corporate Place Suite 325, Charlotte, NC 28277, Attn: Chief Financial Officer, or other such address as the Company has designated in writing to the Holder; or

(b) the Holder at the address of the Holder set forth in the Subscription Agreement, or other such address as the Holder has designated in writing to the Company.

11. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

13. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such

7

terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

* * * * *

8

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the undersigned duly authorized officer, this             day of March 2007.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:
Name:	J. Nick Riehle
Title:	Chief Financial Officer

9

SUBSCRIPTION (cash)

The undersigned,                                                                                  , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase                              shares of the Common Stock, par value $0.0001 per share, of Chelsea Therapeutics International, Ltd. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:	By:
Name:
Title:

Address:

CASHLESS EXERCISE

(Please first confirm if cashless exercise is available pursuant to Section 1(a) of the Warrant)

The undersigned,                                                                                  , pursuant to the provisions of the foregoing Warrant, hereby elects to exchange that portion of its Warrant necessary to receive                              shares of Common Stock, par value $0.0001 per share, of Chelsea Therapeutics International, Ltd. pursuant to the Cashless Exercise provisions of the Warrant.

Dated:	By:
Name:
Title:

Address:

10

ASSIGNMENT

FOR VALUE RECEIVED                                                                                        (“Assignor”) hereby sells, assigns and transfers unto                                                                                   (“Transferee”) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                                                                                  , attorney, to transfer said Warrant on the books of Chelsea Therapeutics International, Ltd. By acceptance of the foregoing Warrant, Transferee shall become a Holder under said Warrant and subject to the rights, obligations and representations of Holder set forth in said Warrant.

- OR -

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED                                                                                        (“Assignor”) hereby assigns and transfers unto                                                                                        (“Transferee”) the right to purchase                      shares of Common Stock, par value $0.0001 per share, of Chelsea Therapeutics International, Ltd. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                                                                                       , attorney, to transfer such part of said Warrant on the books of Chelsea Therapeutics International, Ltd. By acceptance of the proportionate part of foregoing Warrant, Transferee shall become a Holder under said proportionate part of said Warrant and subject to the rights, obligations and representations of Holder set forth in said Warrant.

ASSIGNOR:

Dated:	By:
Name:
Title:

Address:

TRANSFEREE:

Dated:	By:
Name:
Title:

Address:

11

EXHIBIT B-1

Chelsea Therapeutics International, Ltd.

ACCREDITED INVESTOR QUESTIONNAIRE

To: Chelsea Therapeutics International, Ltd.

This Accredited Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the Securities of Chelsea Therapeutics International, Ltd., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Subscription Agreement to which this Questionnaire is an exhibit. The Securities are being offered and sold by the Company without registration under the Securities Act, and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Securities Act and regulations promulgated thereunder and in reliance on similar exemptions under applicable state laws. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements before offering or selling Securities to such investor. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable, questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART	A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Name of Record Holder that Securities are to be registered in (if different from Beneficial Owner):

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	( )

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:	Approximate date of formation:

Tax ID:

Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

Were you formed for the purpose of investing in the securities being offered?

Yes  ☐    No  ☐

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	( )

SSN:

Age:	Citizenship:	Where registered to vote

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

2

PART B. ACCREDITED INVESTOR INFORMATION

US INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s initials:

A.	Individual investors: (Please initial one or more of the following statements)

1.	I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.	I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4.	I am a director or executive officer of Chelsea Therapeutics International, Ltd.

B.	Partnerships, corporations, trusts or other entities: (Please initial one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.	an employee benefit plan whose total assets exceed $5,000,000;

2.	an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.	a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

5.	a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Units, with total assets excess of $5,000,000;

6.	a trust, not formed for the specific purpose of acquiring the Units, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units; or

7.	an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor.

3

NON-US INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s initials:

A.	Please initial the following statement:

1.	I certify that I am not a “U.S. person” (as defined in Regulation S) or purchasing for the account or benefit of a “U.S. person” and am purchasing Units in an “offshore transaction” in accordance with Regulation S and am a “qualified investor” as defined in the European Union Prospectus Directive.

PART C. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership*

(e)	Tenants in Common

(f)	Corporation*

(g)	Limited Liability Company*

(h)	Trust*

(i)	Other

*	If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

PART D. NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes                              No

If Yes, please describe:

*	If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By:
Authorized Officer
Date:

4

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire and such answers have been provided under the assumption that the Company will rely on them. The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Questionnaire or the Subscription Agreement shall cease to be true, accurate and complete.

Name of Subscriber:

By:
Name:
Title:

5

EXHIBIT B-2

Chelsea Therapeutics International, Ltd.

REGISTRATION RIGHTS QUESTIONNAIRE

Name of Subscriber:

(Please Print)

This questionnaire is intended to provide information for a registration statement (the “Registration Statement”) to be filed by Chelsea Therapeutics International, Ltd. (the “Company”) covering the resale of the Shares and Warrant Shares acquired by you as contemplated by the accompanying Subscription Agreement. Please complete (attaching separate sheets if additional space is needed), date and sign this questionnaire and return it together with your completed subscription agreement.

PLEASE ANSWER EVERY QUESTION. If a question is inapplicable to you, please so state by inserting “N/A.” If you are in doubt whether a particular question requires an affirmative response from you, please furnish full particulars so that those persons responsible for preparing the Registration Statement and Prospectus can determine whether any disclosure based on your answer is required. Information requested in this questionnaire is as of the date you complete the questionnaire, unless otherwise indicated. Your furnishing such information does not necessarily mean that such information will be disclosed.

DEFINITIONS

Your answers to this questionnaire should be made upon the basis of the following definitions of terms used in this questionnaire:

The term “beneficial owner” of a security includes any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or direct the voting of, such security or (2) investment power, which includes the power to dispose or direct the disposition of such security. A Person may be regarded as having voting power of a security which is owned (i) by his spouse or minor children or by any of his relatives or his spouse’s relatives who share the same home with him, (ii) a partnership of which he is a partner or (iii) a corporation of which he is a substantial shareholder. A Person is also deemed to be the beneficial owner of shares which that Person has the right to acquire within 60 days, including but not limited to any right to acquire through the exercise of an option, through conversion of a security, pursuant to the power to revoke a trust or pursuant to the automatic termination of a trust. Please also disclose any other rights, which you have to acquire securities of the Company on or before the ninetieth (90th) day following the Closing Date.

The term “material,” when used to qualify a requirement for the furnishings of information as to any subject, limits the information required to those matters about which the average prudent investor should reasonably be informed before buying or selling the securities of the Company. If you are in doubt as to the materiality of certain information, you should relate sufficient facts to enable the Company and its advisors to reach a conclusion as to its materiality.

The term “Person” means any person, individual, corporation, limited liability company, partnership, trust or other governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise.

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Subscription Agreement to which this Questionnaire is an exhibit

QUESTIONS

QUESTION 1: Please list the specific individuals who have voting or investment control over the Securities.

ANSWER:

QUESTION 2: Other than Shares and Warrant Shares that you will acquire in connection with the Offering, provide below information regarding the equity securities of the Company of which you are the “beneficial owner.” Please refer to the definition of “beneficial owner,” above. Under the column “Nature of Ownership,” please indicate amounts of securities for which you have (a) sole voting power, (b) shared voting power, (c) sole investment power, or (d) shared investment power. If your response covers any securities included because you have the right to acquire them on or before the ninetieth (90th) day following the Closing Date, please separately indicate the amount of such securities. Also, if you hold more than 5% of the Company’s securities pursuant to a voting trust or similar agreement, please separately state the amount of such securities held or to be held pursuant to the trust or agreement, the duration of the agreement and the names and addresses of the voting trustees, outlining briefly their voting rights and other powers under the trust or agreement.

ANSWER (attach additional pages if necessary):

Number of Shares	Nature of Ownership	Title of Securities

QUESTION 3: If you plan to offer your shares of Common Stock through the selling efforts of brokers or dealers, describe the terms (and attach copies) of any agreement, arrangement, or understanding entered into with broker(s) or dealer(s), including volume limitations on sales, parties to the agreement and the conditions under which the agreement may be terminated. If known, identify the broker(s) or dealer(s), that will participate in the offering and state the amount to be offered through each.

2

ANSWER:

QUESTION 4: Describe below any information known to you, and if none state “none,” pertaining to underwriting compensation and arrangements or any dealings between any underwriter or related person, member of the NASD or a person associated with a member of the NASD, and the Company or any controlling stockholder thereof since January 1, 2004.

ANSWER:

QUESTION 5: State below whether you or any of your associates are a member of NASD, a controlling shareholder of a member, a person associated or affiliated with a member or an underwriter or related person with respect to the proposed offering. If you responded “yes,” describe such relationship:

ANSWER:

QUESTION 6: Are you a broker-dealer?

ANSWER: Yes  ☐    No  ☐

QUESTION 7:

If you are not a broker-dealer, are you affiliated with a broker-dealer?

ANSWER: Yes  ☐    No  ☐

QUESTION 8:

If you are a broker-dealer or are affiliated with a broker-dealer, did you purchase the securities in the ordinary course of business?

ANSWER: Yes  ☐    No  ☐

3

QUESTION 9:

If you are a broker-dealer or are affiliated with a broker-dealer, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities at the time that you purchased the securities?

ANSWER: Yes  ☐    No  ☐

Please note that the Commission might take the position that you are to be identified in the Registration Statement as an underwriter. In the “Plan of Distribution,” the Registration Statement will provide substantially as follows:

“The selling stockholders and any broker-dealers, agents or underwriters that participate with the selling stockholders in the distribution of the issued and outstanding shares of common stock or the shares of stock issuable upon exercise of warrants may be deemed to be “underwriters” within the meaning of the Securities Act, in which event any commissions received by these broker-dealers, agents or underwriters and any profits realized by the selling stockholders on the resales of the securities may be deemed to be underwriting commissions or discounts under the Securities Act. If the selling stockholders are deemed to be underwriters, the selling stockholders may be subject to certain statutory and regulatory liabilities, including liabilities imposed pursuant to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.”

The answers to the foregoing questions are true and correct to the best of the undersigned’s knowledge, information and belief. The undersigned agrees to promptly notify the Company in writing in care of the Chief Financial Officer, with a copy to the Company’s counsel as set forth in the notice provision of the Subscription Agreement, of (a) any transfer by you of your Shares or Warrants, (b) sales of common stock of the Company (giving the number of shares sold and the name of the broker-dealer used) and (c) any other changes in the answers to this questionnaire that should be made as a result of any material development occurring subsequent to the date hereof.

Dated:                     , 2007.

Name of Subscriber:

By:

Name:

Title:

4

EXHIBIT C

March [        ], 2007

To the Purchasers

As identified on Exhibit A hereto

____________________________

____________________________

Ladies and Gentlemen:

We have acted as counsel for Chelsea Therapeutics International, Ltd., a Delaware corporation (the “Company”), in connection with the issuance and sale of [                    ] shares of common stock, $0.0001 par value per share, of the Company (the “Shares”), and warrants to purchase Company Common Stock (the “Warrants”), pursuant to those certain Subscription Agreements, dated as of March [        ], 2007 (the “Subscription Agreements”), between the Company and each of the subscribers listed therein (the “Subscribers”). Capitalized terms not otherwise defined in this opinion have the meaning given them in the Subscription Agreements. This opinion is furnished to you pursuant to Section 2.2(b) of the Subscription Agreements.

In rendering this opinion, we have examined originals or copies of such documents that we deemed relevant to render the opinions provided herein, including, but not limited to, the following documents:

1.	The Subscription Agreements, including the representations of the Company contained therein (the “Representations”);

2.	The certificate of incorporation of the Company, as in effect on the date hereof;

3.	The Company’s bylaws, as in effect on the date hereof;

4.	The resolutions adopted by the Board of Directors of the Company on March [ ], 2007 with respect to, among other things, the Subscription Agreements and the transactions contemplated thereby; and

5.	The Warrants (and together with the Subscription Agreements, the “Transaction Documents”).

In connection with the opinions expressed herein we have made such examination of matters of law and of fact, as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the Representations and upon certificates and statements of governmental officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion that the signatures on documents and instruments examined by us are authentic, that each document is what it purports to be, and that all documents submitted to us as copies conform with the originals, which facts we have not independently verified.

In rendering this opinion we have also assumed: (i) that the Subscription Agreements have been duly and validly executed and delivered by each of the Subscribers or on their behalf and constitute a valid, binding and enforceable obligation upon each of the Subscribers; (ii) that the representations and warranties made in the Subscription Agreements by each of the Subscribers are true and correct; (iii) that each of the Subscribers will make payment of the purchase price required pursuant to the Subscription Agreements and that any wire transfers tendered by any of the Subscribers will be honored; (iv) if a Subscriber is a corporation or other entity, that such Subscriber has filed any required state franchise, income or similar tax returns and have paid any required state franchise, income of similar taxes; (v) that there are no extrinsic agreements or understandings among the parties to the Subscription Agreements that would modify or interpret the terms of the Subscription Agreements or the respective rights or obligations of the parties thereunder; and (vi) each Subscriber has all requisite power and authority and have taken all necessary action to effect the transactions mentioned above, and we do not render an opinion upon the application of any federal or state law or regulation to the Subscribers’ power or authority.

As used in this opinion, the phrases “to our knowledge” or “we are not aware” means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm who have worked on the Subscription Agreements and the transactions contemplated thereby and after such inquiries as we deemed appropriate, including an examination of documents referred to herein and inquiries of senior management of the Company, we find no reason to believe that the opinions expressed are factually incorrect; but beyond that, we have made no factual investigation for the purposes of rendering this opinion. Specifically, but without limitation, we have made no inquiries of securities holders of the Company.

This opinion relates solely to the laws of the State of North Carolina, the General Corporation Law of the State of Delaware and the federal securities laws of the United States and the securities laws of the State of New York, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Subscription Agreements, we are of the opinion that as of the date hereof:

1. The Company has been duly incorporated and, based solely on a certificate dated [                    ], 2007, from the Secretary of State of the State of Delaware, is validly existing as a corporation and in good standing in the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Based solely on a Certificate of Authorization dated [                    ], 2007, from the Secretary of State of the State of North Carolina, the Company is qualified to do business as a foreign corporation in the State of North Carolina.

2. The Company has all requisite corporate power and authority to (a) execute, deliver and perform the Transaction Documents, (b) issue, sell and deliver the Shares and Warrants and, upon exercise of the Warrants in accordance with the terms thereof, the shares of Common Stock underlying the Warrants pursuant to the Transaction Documents and (c) carry out and perform its obligations under the Transaction Documents and consummate the transactions contemplated thereby.

3. The Transaction Documents have been duly executed and delivered by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized

2

by all necessary action on the part of the Company. The Transaction Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms.

4. Except for such consents, approvals, authorizations, orders for filing as have been or we believe will be made or obtained in a timely manner, no approval, authorization, waiver, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby.

5. The Securities have been duly authorized and, when paid for and issued in accordance with the Subscription Agreements and the Warrants, the Shares and the shares of Common Stock underlying the Warrants will be validly issued, fully paid and non-assessable. The shares of Common Stock underlying the Warrants have been duly authorized and reserved for issuance.

6. Based in part upon the representations made by each of the Subscribers in the Subscription Agreements, the offer and sale of the Securities to the Subscribers in accordance with the terms of the Subscription Agreements is exempt from the registration requirements of Section 5 of the Securities Act and from the securities registration and qualification requirements of all applicable state securities laws.

7. The authorized capital stock of the Company consists of 50,000,000 shares of capital stock, of which 45,000,000 are designated Common Stock and 5,000,000 of which are designated preferred stock.

8. The execution, delivery and performance by the Company, and the compliance by the Company with the terms of the Transaction Documents and the issuance, sale and delivery of the Shares and Warrants pursuant to the Transaction Documents and, upon exercise of the Warrants in accordance with the terms thereof, the shares of Common Stock underlying the Warrants will not (a) violate any provision of The Certificate of Incorporation or By-laws of the Company or (b) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement or instrument that is included as an exhibit to the Public Filings, or (c) violate any order, writ, judgment or decree known to us to which the Company is a party or is subject.

Notwithstanding any other provision of this opinion letter, the opinions hereinabove expressed are specifically subject to the following limitations, exceptions, qualifications and assumptions:

A. No opinion is given, either express or implied, as to any document, agreement, instrument or certificate delivered or to be delivered in connection with the Subscription Agreements other than the documents specifically enumerated above and, with respect to such documents, only as expressly set forth and qualified and limited herein.

B. The enforceability of any instrument, document or agreement is subject to (i) applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other federal and state laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity limiting the availability of equitable remedies (including, but not limited to, the remedy of specific performance), whether considered in a proceeding at law or in equity.

C. Certain rights, remedies and waivers contained in the Subscription Agreements may be limited or rendered ineffective by applicable laws, public policy or judicial decisions; however, such laws and judicial decisions do not render the Subscription Agreements invalid as a whole. Provisions that

3

might be unenforceable due to public policy or other concerns or reasons include, but are not limited to, issues related to the waiver of procedural or substantive rights or other legal or equitable rights, including, without limitation, the consent by the Company to the jurisdiction or venue of any court or to service of process in any particular manner, disclaimers or limitations of liabilities or defenses, the waiver of notice requirements, and choice of law provisions.

D. No opinion is given with respect to any income, sales, withholding, personal property or other tax, assessment, penalty, charge or levy that may result from the transactions contemplated by the Subscription Agreements or any other agreement, from the payment of any sum, or from the performance of any obligation of the Company under the Subscription Agreements.

E. Certain provisions of the Subscription Agreements impose indemnification obligations on the parties thereto. Courts might apply public policy considerations in limiting the rights of parties seeking to obtain indemnification under circumstances where the conduct of such parties in the circumstances in question is determined to have constituted negligence.

F. We express no opinion as to the Company’s compliance or noncompliance with applicable federal or state anti-fraud statutes, laws, rules and regulations.

G. We express no opinion as to the effect of court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where enforcement of such covenants or provisions under the circumstances would violate the enforcing party’s implied covenant of good faith and fair dealing.

H. The following are excluded from the scope of our opinion:

•	Federal Reserve Board margin regulations;

•	pension and employee benefits laws and regulations (ERISA);

•	federal and state antitrust and unfair competition laws and regulations;

•	local ordinances;

•	federal and state environmental laws and regulations;

•	federal and state tax laws and regulations;

•	federal patent, copyright and trademark, state trademark, and other federal and state intellectual property laws and regulations;

•	federal and state racketeering laws and regulations;

•	federal and state health, safety, and labor laws and regulations;

•	federal and state food and drug administration laws and regulations;

•

federal and state laws, regulations, and policies concerning (i) national and local emergencies, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws and regulations; and

4

•	other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

This opinion is rendered as of the date first written above solely for your benefit in connection with the Subscription Agreements and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent, provided however, that it is expressly acknowledged that this opinion is also rendered for the benefit of LeerinkSwann & Company, Inc. and its affiliates (“Leerink”) and that Leerink may rely on his opinion. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

Very truly yours,

5

EXHIBIT D

WIRE INSTRUCTIONS

ABA:	011 001 234
Bank:	Mellon Trust of New England, NA
Account Number:	001-6551
Account Name:	Escrow Deposit Clearing Account
Attn:	Darci Buchanan / Matt Romero
Ref:	Chelsea Pharmaceutical